Exhibit 10.12

THIRD AMENDED AND RESTATED STOCK PLEDGE AGREEMENT

                This THIRD AMENDED AND RESTATED STOCK PLEDGE AGREEMENT (“Agreement”) is entered into as of the 29th day of June 2007 by and between John Fife (the “Secured Party”), and the person identified on the signature page hereof (the “Pledgor”).

RECITALS

                A.            The Pledgor previously entered into that certain Second Amended and Restated Stock Pledge Agreement dated as of May 17, 2007, pursuant to which the Pledgor agreed to pledge the Pledged Shares (defined below) as security for: (i) the performance by National Storm Management, Inc., a Nevada corporation (“NSMG”), of its obligations under its Original Issue Discount Secured Note dated as of July 24, 2006 in an aggregate face amount of up to One Million Six Hundred Fifty Thousand and 00/100 Dollars ($1,650,000.00) payable to the Secured Party (the “2006 Note”) and (ii) the performance by the Pledgor of its Guaranty delivered to Secured Party of even date therewith.  Capitalized terms in this Agreement which are not identified herein will have the meanings given such terms in the 2006 Note.

                B.            Pursuant to this Agreement, the Pledgor has agreed to pledge the Pledged Shares as security to secure (i) the performance by NSMG of any and all other obligations it may owe to the Secured Party as the same may then exist or arise from time to time, including without limitation under its Fourth Amended and Restated Original Issue Discount Secured Note dated as of the date hereof and issued to the Secured Party in an aggregate original face amount of Two Million Four Hundred Eighty One Thousand  and 00/100 Dollars ($2,481,000) (the “2007 Note”) and (ii) the performance by the Pledgor of that certain Second Amended Guaranty delivered to Secured Party on the date hereof (the “Third Amended Guaranty”).

                C.            The Secured Party is willing to accept the 2006 Note and the 2007 Note from the Company only upon receiving the Second Amended Guaranty and pledge of certain stock as set forth in this Agreement.

                NOW, THEREFORE, in consideration of the premises, the mutual covenants and conditions contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                1.             Grant of Security Interest; True-Up.

(a)             The Pledgor hereby pledges to the Secured Party as collateral and security for the Secured Obligations (as defined in Section 2) the securities initially set forth on the attached Schedule 1 of this Agreement, (the “Pledged Shares”), as well as all securities pledged as collateral to secure the obligations of the Pledgor as more fully set forth in the 2006 Note.  On or prior to the date of this Agreement, the Pledgor has delivered to the Secured Party certificate(s) representing the Pledged Shares, along with a stock transfer power duly executed in blank by the Pledgor and stamped with a bank medallion guarantee, and an irrevocable letter of instruction to the Pledgor’s transfer agent, instructing the transfer agent to register the Pledged Shares in the name of the Holder in the event of a default under the 2006 Note, the 2007 Note or otherwise under one or more of the Secured Obligations (an “Irrevocable Letter of Instruction”).  In

calculating the value of Pledged Shares delivered as part of a True-Up, the common stock of the Company (the “Common Stock”), including the shares being delivered to the Secured Party, shall be deemed to have the market value that it had on the date on which the deficiency in collateral was calculated, without giving effect to any subsequent increase or decrease in the value of the Common Stock in the market.

(b)           True-up.  The Pledgor shall be required to increase the number of Pledged Shares (a “True-Up”) if (A) on any monthly anniversary during the term of the 2006 Note, the market value of the Pledged Shares then held by the Pledgor does not equal or exceed 300% of the Maturity Amount of the 2006 Note.  A True-Up shall not be deemed to be made until the following steps have been taken:

(i)            Within five (5) business days after receipt of notice from the Secured Party of a deficiency in the value of the Pledged Shares, the Pledgor shall deliver to the Secured Party (A) a certificate or certificates for additional shares and necessary stock powers equal to not less than 300% of the principal amount of the 2006 Note (the “True-up Shares”), together with (B) necessary stock powers, signed in blank and medallion-guaranteed, (C) an irrevocable Letter of Instruction and (D) an amendment to this Agreement (the certificates, stock powers, Irrevocable Letter of Instruction and amendment to this Agreement are collectively referred to as the “True-Up Documents”).  In calculating the number of Pledged Shares delivered as part of a True-Up, the Common Stock shall be valued at the Market Value (as defined in Section 1(b)(ii) below) based upon which the deficiency was calculated (e.g., the average closing bid price for the ten (10) trading days prior to the date on which the Collateral is valued).

(ii)           If the Pledgor fails to deliver the True-up Documents to the Secured Party within five (5) business days after receipt of notice by the Secured Party therefor, the Pledgor shall pay to the Secured Party, in cash, Two Hundred and Fifty ($250) Dollars per business day until such certificates are delivered.  Unless otherwise set forth on Schedule 1 of this Agreement, the Pledgor is the beneficial and record owner of the Pledged Shares set forth opposite the Pledgor’s name on such Schedule 1.  The Pledged Shares, together with any additions, replacements, accessions and substitutes therefor, or proceeds thereof, are hereinafter referred to collectively as the “Collateral” or the Pledged Shares”.  Market Value means the average closing bid price for the ten (10) trading days prior to the date on which the Collateral is valued for purposes of this Section 1.

                2.             Secured Obligations.  During the term hereof, the Collateral shall secure the performance by the Company of its obligations, covenants, and agreements under (a) the 2006 Note, (b) the 2007 Note and (c) derived from any other circumstance, whether or not reduced to writing, and whether currently in existence or subsequently created, to the Secured Party, and the performance by the Pledgor of its obligations, covenants, and agreements under the Third Amended Guaranty.

The obligations, covenants and agreements described in this Section 2 are the “Secured Obligations.”

                3.             Perfection of Security Interests.  (a)  Prior to execution of this Agreement by the Pledgor, the Pledgor has delivered the Pledged Shares, together with stock powers with medallion guarantees annexed thereto and an Irrevocable Letter of Instruction.

                                (b)           At their expense, jointly and severally, the Company and the Pledgor shall cause the public records to be searched with respect to the Collateral and will execute, deliver, file and record (in such manner and form as the Secured Party may require), or permit the Secured Party to file and record, as its attorney in fact, any financing statements, any carbon, photographic or other reproduction of a financing statement or this Agreement (which shall be sufficient as a financing statement hereunder), any specific assignments or other paper that may be reasonably necessary or desirable, or that such Secured  Party may request, in order to create, preserve, perfect or validate any Security Interest or to enable the Secured Party to exercise and enforce his rights hereunder with respect to any of the Collateral.  The Company and the Pledgor hereby appoint the Secured Party as the Company’s or Pledgor’s attorney-in-fact, as the case may be, to execute in the name and behalf of the Company or Pledgor, as the case may be, such additional financing statements as such Secured Party may request.

                4.             Assignment.  In connection with the transfer of the 2006 Note in accordance with their terms, the Secured Party may assign or transfer the whole or any part of his security interest granted hereunder, and may transfer as collateral security the whole or any part of his security interest in the Collateral.  Any transferee of the Collateral shall be vested with all of the rights and powers of the Secured Party hereunder with respect to the Collateral.

                5.             Pledgor’s Warranty.  On the date hereof, and at the time of any True-Up (as described in Section 1(b), the Pledgor represents and warrants hereby to the Secured Party as follows with respect to the Pledged Shares and the transactions contemplated by the 2006 Note and this Agreement:

                                (a)           The Collateral is free and clear of any encumbrances of every nature whatsoever, and such Pledgor is the sole owner of the Pledged Shares;

                                (b)           The Pledgor further agrees not to grant or create, any security interest, claim, lien, pledge or other encumbrance with respect to the Collateral or attempt to sell, transfer or otherwise dispose of the Collateral, until the Secured Obligations have been paid in full or this Agreement terminates;

                                (c)           This Agreement constitutes the legal, valid and binding obligation of the Pledgor enforceable in accordance with its terms (except as the enforcement thereof may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium, and similar laws, now or hereafter in effect);,

                                (d)           The Pledgor has made necessary inquiries of the Company and believes that the Company fully intends to fulfill and has the capability of fulfilling the Secured Obligations to be performed by the Company in accordance with the terms of the 2006 Note;

                                (e)           The Pledgor is not acting, and has not agreed to act, in any plan to sell or dispose of any Shares in a manner intended to circumvent the registration requirements of the Securities Act of 1933, as amended, or any applicable state law.; and

                                (f)            Pledgor has been advised by counsel of the elements of a bona-fide pledge for purposes of Rule 144(d)(3)(iv) under the Securities Act of 1933, as amended, including the relevant SEC interpretations, and affirm that its pledge of shares pursuant to this Pledge Agreement will constitute a bona-fide pledge of such shares for purposes of such rule.

                6.             Collection of Dividends and Interest.  During the term of this Agreement and so long as the Pledgor is not in default under the 2006 Note, the Pledgor is authorized to collect all dividends, distributions, interest payments, and other amounts that may be, or may become, due on any of the Collateral.

                7.             Voting Rights.  During the term of this Agreement and until such time as this Agreement has terminated or the Secured Party has exercised his rights under this Agreement to foreclose its security interest in the Collateral, the Pledgor shall have the right to exercise any voting rights evidenced by, or relating to, the Collateral.

                8.             Warrants and Options.  In the event that, during the term of this Agreement, subscription, spin-off, warrants, dividends, or any other rights or option shall be issued in connection with  the Collateral, such warrants, dividends, rights and options shall be immediately delivered to Secured Party to be held under the terms hereof in the same manner as the Collateral.

                9.             Preservation of the Value of the Collateral.  Pledgor shall pay all taxes, charges, and assessments against the Collateral and do all acts necessary to preserve and maintain the value thereof.

                10.           Secured Party as Pledgor’s Attorney-in-Fact.

                (a)           The Pledgor hereby irrevocably appoints the Secured Party as the Pledgor’s attorney-in-fact, with full authority in the place and stead of the Pledgor and in the name of the Pledgor, the Secured Party or otherwise, from time to time at the Secured Party’s discretion, to take any action and to execute any instrument that the Secured Party may reasonably deem necessary or advisable to accomplish the purposes of this Agreement, including: (i) upon the occurrence and during the continuance of an Event of Default, to receive, indorse, and collect all instruments made payable to the Pledgor representing any dividend, interest payment or other distribution in respect of the Collateral or any part thereof to the extent permitted hereunder and to give full discharge for the same and to execute and file governmental notifications and reporting forms; and (ii) to arrange for the transfer of the Collateral on the books of the Company or any other Person to the name of the Secured Party or to the name of the Secured Party’s nominee.

                (b)           In addition to the designation of the Secured Party as the Pledgor’s attorney-in-fact in subsection (a), the Pledgor hereby irrevocably appoints the Secured Party as the Pledgor’s agent and attorney-in-fact to make, execute and deliver any and all documents and writings which may be necessary or appropriate for approval of, or be required by, any regulatory authority located in any city, county, state or country where the Pledgor or the Company engages in business, in order to transfer or to more effectively transfer any of the Pledged Shares or otherwise enforce the Secured Party’s rights hereunder.

                11.           Remedies upon Default.      Upon the occurrence and during the continuance of an Event of Default under the 2006 Note or the Second Amended Guaranty (each, an “Event of Default”):

                (a)           The Secured Party may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the Uniform Commercial Code (the “Code”) (irrespective of whether the Code applies to the affected items of Collateral), and the Secured Party may also without notice (except as specified below) sell the Collateral or any part thereof in one or more parcels at public or private sale, at any exchange, broker’s board or at any of the Secured Party’s offices or elsewhere, for cash, on credit or for future delivery, at such time or times and at such price or prices and upon such other terms as the Secured Party may deem commercially reasonable, irrespective of the impact of any such sales on the market price of the Collateral.  To the maximum extent permitted by applicable law, the Secured Party may be the purchaser of any or all of the Collateral at any such sale and shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any such public sale, to use and apply all or any part of the Secured Obligations as a credit on account of the purchase price of any Collateral payable at such sale.  Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of the Pledgor, and the Pledgor hereby waives (to the extent permitted by law) all rights of redemption, stay, or appraisal that it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.  Pledgor agrees that, to the extent notice of sale shall be required by law, at least ten (10) calendar days notice to Pledgor of the time and place of any public sale or the time after which a private sale is to be made shall constitute reasonable notification.  The Secured Party shall not be obligated to make any sale of Collateral regardless of notice of sale having been given.  The Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.  To the maximum extent permitted by law, the Pledgor hereby waives any claims against the Secured Party arising because the price at which any Collateral may have been sold at such a private sale was less than the price that might have been obtained at a public sale, even if the Secured Party accepts the first offer received and does not offer such Collateral to more than one offeree.

                (b)           Notwithstanding the foregoing, the Secured Party hereby acknowledges that the total number of shares of stock that may be sold pursuant to Section 11(a) shall not exceed, on any given trading day, the greater of:  (i) 3% of the aggregate trading volume during the previous five (5) trading days, including that day; (ii) 15% of the trading volume on that day; or (iii) such number of shares as yield proceeds (net of commissions) of $50,000.

                (c)           The Secured Party hereby agrees that, upon delivery of an opinion of counsel stating that the rights of the Secured Party will not be affected thereby, other shares of the Common Stock may at any time be substituted for all or a portion of the Pledged Shares;

                (d)           The Pledgor hereby agrees that any sale or other disposition of the Collateral conducted in conformity with reasonable commercial practices of banks, insurance companies, or other financial institutions in the city and state where Secured Party or the Pledgor is located in disposing of property similar to the Collateral shall be deemed to be commercially reasonable.

                (e)           The Pledgor hereby acknowledges that the sale by the Secured Party of any Collateral pursuant to the terms hereof in compliance with the Securities Act of 1933 as now in effect or as hereafter amended, or any similar statute hereafter adopted with similar purpose or effect (the “Securities Act”), as well as applicable “Blue Sky” or other state securities laws, may require strict limitations as to the manner in which Secured Party or any subsequent transferee of the Collateral may dispose thereof.  The Pledgor acknowledges and agrees that in order to protect the Secured Party’s interest it may be necessary to sell the Collateral at a price less than the maximum price attainable if a sale were delayed or were made in another manner, such as a public offering under the Securities Act.  The Pledgor has no objection to sale in such a manner and agrees that the Secured Party shall have no obligation to obtain the maximum possible price for the Collateral.  Without limiting the generality of the foregoing, the Pledgor agrees that, upon the occurrence and during the continuation of an Event of Default, the Secured Party, subject to applicable law, from time to time may attempt to sell all or any part of the Collateral by a private placement, restricting the bidders and prospective purchasers to those who will represent and agree that they are purchasing for investment only and not for distribution.  In so doing, the Secured Party may solicit offers to buy the Collateral or any part thereof for cash, from a limited number of investors reasonably believed by Secured Party to be institutional investors or other accredited investors who might be interested in purchasing the Collateral.  If the Secured Party shall solicit such offers, then the acceptance by the Secured Party of one of the offers shall be deemed to be a commercially reasonable method of disposition of the Collateral.

                (f)            If the Secured Party shall determine to exercise its right to sell all or any portion of the Collateral pursuant to this Section 11, the Pledgor agrees that, upon request of the Secured Party, the Pledgor will, at his own expense:

                                (i)            Execute and deliver, or cause the officers and directors of the Company to execute and deliver, to any person, entity or governmental authority as the Secured Party may choose, any and all documents and writings which, in the Secured Party’s reasonable judgment, may be necessary or appropriate for approval, or be required by, any regulatory authority located in any city, county, state or country where the Pledgor or the the Company engages in business, in order to transfer or to more effectively transfer the Pledged Shares or otherwise enforce the Secured Party’s rights hereunder; and

                                (ii)           do or cause to be done all such other acts and things as may be necessary to make such sale of the Collateral or any part thereof valid and binding and in compliance with applicable law; and

                                (iii)          Cause the Company to timely file all periodic reports required to be filed by the Company under the Securities Exchange Act of 1934.

                (g)           THE PLEDGOR EXPRESSLY WAIVES, TO THE MAXIMUM EXTENT PERMITTED BY LAW:  (i) ANY CONSTITUTIONAL OR OTHER RIGHT TO A JUDICIAL HEARING PRIOR TO THE TIME THE SECURED PARTY DISPOSES OF ALL OR ANY PART OF THE COLLATERAL AS PROVIDED IN THIS SECTION 11; (ii) ALL RIGHTS OF REDEMPTION, STAY, OR APPRAISAL THAT IT NOW HAS OR MAY AT ANY TIME IN THE FUTURE HAVE UNDER ANY RULE OF LAW OR STATUTE NOW EXISTING OR HEREAFTER ENACTED; AND (iii) EXCEPT AS SET FORTH IN SUBSECTION (a) OF THIS SECTION 11, ANY REQUIREMENT OF NOTICE, DEMAND, OR ADVERTISEMENT FOR SALE.

                (h)           Anything to the contrary contained in this Agreement or otherwise notwithstanding, if and to the extent that, on any date, the foreclosure by a Holder on any of the Pledged Shares would result in the Secured Party or such designee being deemed the beneficial owner of more than 9.99% of the then-outstanding shares of Common Stock or any other class of Capital Shares (as defined below), then the Secured Party shall not have the right, and the Pledgor shall not have the obligation, to permit the re-issuance of any Pledged Shares in the name or at the direction of such Holder as shall cause such Holder to be deemed the beneficial owner of more than 9.99% of the then Outstanding (as defined below) Common Stock or any other class of Capital Shares (as defined below).  “Outstanding”, when used with reference to the Capital Shares, means, on any date of determination, all issued and outstanding Capital Shares, and includes all such shares issuable in respect of outstanding scrip or any certificates representing fractional interests in such shares; provided, however, that any Capital Shares directly or indirectly owned or held by or for the account of the Company or any Subsidiary (as defined below) of the Company shall not be deemed “Outstanding” for purposes hereof.  “Capital Shares” means the Common Stock and any other shares of any other class or series of capital stock, whether now or hereafter authorized and however designated, which have the right to participate in the distribution of earnings and assets (upon dissolution, liquidation or winding-up) of the Company.  “Subsidiary” means any entity of which the securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are owned directly or indirectly by the Company.

                (i)            The Pledgor acknowledges that there is no adequate remedy at law for failure by it to comply with the provisions of this Section 11 and that such failure would not be adequately compensable in damages, and therefore agrees that its agreements contained in this Section 11 may be specifically enforced.

                12.           Term of Agreement; Application of Proceeds.

(a) This Agreement shall continue in full force and effect until the payment in full of the Secured Obligations.  If the Secured Obligations are paid in full, the security interests in the relevant Collateral shall be deemed released, and any portion of the Collateral not transferred to or sold by any one or more Secured Parties shall be returned to the Pledgor.  Within five (5) trading days of the termination of this Pledge Agreement, (i) the relevant Collateral, along with any relevant stock powers, shall be returned to the Pledgor, as contemplated above; (ii) the Secured Party shall notify the transfer agent of the termination of the Irrevocable Letter of Direction; and (iii) if any of the returned Collateral has been registered in the name of the Secured Party pursuant to the Irrevocable Letter of Instruction, such notice to the transfer agent by the Secured Party shall instruct the transfer agent to register such Collateral in the name of the Pledgor..

                                (b) Upon the occurrence and during the continuance of an Event of Default, any cash held by the Secured Party as Collateral and all cash Proceeds received by Secured Party in respect of any sale of, collection from, or other realization upon all or any part of the Collateral pursuant to the exercise by Secured Party of its remedies as a secured creditor as provided in Section 11 shall be applied from time to time by the Secured Party as provided in the 2006 Note.

                13.           Indemnity and Expenses.    The Pledgor agrees:

                (a)           To indemnify and hold harmless the Secured Party and each of its directors, officers, employees, agents and affiliates from and against any and all claims, damages, demands, losses, obligations, judgments and liabilities (including, without limitation, reasonable attorneys’ fees and expenses) in any way arising out of or in connection with this Agreement or the Secured Obligations, except to the extent the same shall arise as a result of the gross negligence or willful misconduct of the party seeking to be indemnified; and

                (b)           To pay and reimburse the Secured Party upon demand for all reasonable costs and expenses (including, without limitation, reasonable attorneys’ fees and expenses) that the Secured Party may incur in connection with (i) the custody, use or preservation of, or the sale of, collection from or other realization upon, any of the Collateral, including the reasonable expenses of re-taking, holding, preparing for sale or lease, selling or otherwise disposing of or realizing on the Collateral, (ii) the exercise or enforcement of any rights or remedies granted hereunder, under the Secured Obligations or otherwise available to it (whether at law, in equity or otherwise), or (iii) the failure by the Pledgor to perform or observe any of the provisions hereof.  The provisions of this Section 13 shall survive the execution and delivery of this Agreement, the repayment of any of the Secured Obligations, the termination of the commitments of Secured Party under the Secured Obligations and the termination of this Agreement.

                14.           Duties of Secured Party.     The powers conferred on Secured Party hereunder are solely to protect its interests in the Collateral and shall not impose on it any duty to exercise such powers.  Except as provided in Section 9-207 of the Code, the Secured Party shall have no duty with respect to the Collateral or any responsibility for taking any necessary steps to preserve rights against any persons with respect to any Collateral.

                15.           Choice of Law and Venue; Submission to Jurisdiction; Service of Process.

                (a)           THE VALIDITY OF THIS AGREEMENT, ITS CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT, AND THE RIGHTS OF THE PARTIES HERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS (WITHOUT REFERENCE TO THE CHOICE OF LAW PRINCIPLES THEREOF).  THE PARTIES AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS AGREEMENT SHALL BE TRIED AND LITIGATED ONLY IN THE STATE AND FEDERAL COURTS LOCATED IN COOK COUNTY, STATE OF ILLINOIS OR, AT THE SOLE OPTION OF THE SECURED PARTY, IN ANY OTHER COURT IN WHICH THE SECURED PARTY SHALL INITIATE LEGAL OR EQUITABLE PROCEEDINGS AND WHICH HAS SUBJECT MATTER JURISDICTION OVER THE MATTER IN CONTROVERSY.

                (b)           THE PLEDGOR HEREBY SUBMITS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, TO THE JURISDICTION OF THE AFORESAID COURTS AND WAIVES, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION.

                (c)           THE PLEDGOR HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINT, OR OTHER PROCESS ISSUED IN ANY ACTION OR PROCEEDING AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINT, OR OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO THE PLEDGOR AT ITS ADDRESS FOR NOTICES IN ACCORDANCE WITH THIS AGREEMENT AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF THE PLEDGOR’S ACTUAL RECEIPT THEREOF OR THREE (3) DAYS AFTER DEPOSIT IN THE UNITED STATES MAILS, PROPER POSTAGE PREPAID.

                (d)           NOTHING IN THIS AGREEMENT SHALL BE DEEMED OR OPERATE TO AFFECT THE RIGHT OF THE SECURED PARTY TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW, OR TO PRECLUDE THE ENFORCEMENT BY THE SECURED PARTY OF ANY JUDGMENT OR ORDER OBTAINED IN SUCH FORUM OR THE TAKING OF ANY ACTION UNDER THIS AGREEMENT TO ENFORCE SAME IN ANY OTHER APPROPRIATE FORUM OR JURISDICTION.

                16.           Amendments; etc.                No amendment or waiver of any provision of this Agreement nor consent to any departure by the Pledgor herefrom shall in any event be effective unless the same shall be in writing and signed by the Secured Party, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.  No failure on the part of the Secured Party to exercise, and no delay in exercising any right under this Agreement, the 2006 Note, the 2007 Note or otherwise with respect to any of the Secured Obligations, shall operate as a waiver thereof; nor shall any single or partial exercise of any right under this Agreement, the 2006 Note, the 2007 Note or otherwise with respect to any of the Secured Obligations preclude any other or further exercise thereof or the exercise of any other right.  The remedies provided for in this Agreement or otherwise with respect to any of the Secured Obligations are cumulative and not exclusive of any remedies provided by law.

                17.           Notices. Unless otherwise specifically provided herein, all notices shall be in writing addressed to the respective party as set forth below: and may be personally served, faxed, telecopied or sent by overnight courier service or United States mail:

                                If to the Pledgor:

                                Terry Kiefer

                                2062 Azalea

                                Irving, TX 75063

                                With copies to:

                                Ungaretti & Harris

                                3500 Three First National Plaza

                                70 West Madison Street

                                Chicago, IL  60602

                                Attention:  Michael Black, Esq.

                                Tel.:  (312)977-4400

                                Fax:  (312)977-4405

                                If to the Secured Party:

                                John Fife

                                303 East Wacker Drive

                                Suite 301

                                Chicago, IL 60601

                                With copies to:

                                Merrill Weber, Esq.

                                303 East Wacker Drive, Suite 301

                                Chicago, IL  60601

                                Tel.:  (773)406-2386

                                Fax:  (312)819-9701

Any notice given pursuant to this section shall be deemed to have been given:  (a) if delivered in person, when delivered; (b) if delivered by fax, on the date of transmission if transmitted on a

Business Day before 4:00 p.m. at the place of receipt or, if not, on the next succeeding Business Day; (c) if delivered by overnight courier, two (2) days after delivery to such courier properly addressed; or (d) if by United States mail, four (4) Business Days after depositing in the United States mail, with postage prepaid and properly addressed.  Any party hereto may change the address or fax number at which it is to receive notices hereunder by notice to the other party in writing in the foregoing manner.

                18.           Continuing Security Interest.             This Agreement shall create a continuing security interest in the Collateral and shall: (a) remain in full force and effect until the indefeasible payment in full of the Secured Obligations, including the cash collateralization, expiration, or cancellation of all Secured Obligations, and the full and final termination of any commitment to extend any financial accommodations under the 2006 Note, the 2007 Note, this Agreement or otherwise with respect to the Secured Obligations; (b) be binding upon the Pledgor and his successors and assigns; and (c) inure to the benefit of the Secured Party and its successors, transferees, and assigns.  Upon the indefeasible payment in full of the Secured Obligations, including the cash collateralization, expiration, or cancellation of all Secured Obligations, and the full and final termination of any commitment to extend any financial accommodations under the 2006 Note, the 2007 Note, this Agreement or otherwise with respect to the Secured Obligations the security interests granted herein shall automatically terminate and all rights to the Collateral shall revert to the Pledgor.  Upon any such termination, the Secured Party, at the Pledgor’s expense, shall execute and deliver to the Pledgor such documents as the Pledgor shall reasonably request to evidence such termination.  Such documents shall be prepared by the Pledgor and shall be in form and substance reasonably satisfactory to the Secured Party.

                19.           Security Interest Absolute.                To the maximum extent permitted by law, all rights of the Secured Party, all security interests hereunder, and all obligations of the Pledgor hereunder, shall be absolute and unconditional irrespective of:

                (a)           Any lack of validity or enforceability of any of the Secured Obligations or any other agreement or instrument relating thereto, including the 2006 Note, the 2007 Note or any other thereof;

                (b)           Any change in the time, manner, or place of payment of, or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from the 2006 Note, the 2007 Note or any other thereof, or any other agreement or instrument relating thereto;

                (c)           Any exchange, release, or non-perfection of any other collateral, or any release or amendment or waiver of or consent to departure from any guaranty for all or any of the Secured Obligations; or

                (d)           Any other circumstances that might otherwise constitute a defense available to, or a discharge of, the Pledgor.

                20.           Headings.              Section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement or be given any substantive effect.

                21.           Severability.          In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

                22.           Counterparts; Telefacsimile Execution.            This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same Agreement.  Delivery of an executed counterpart of this Agreement by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Agreement.  Any party delivering an executed counterpart of this Agreement by telefacsimile also shall deliver an original executed counterpart of this Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, or binding effect hereof.

                23.           Waiver of Marshaling.        Each of the Pledgor and the Secured Party acknowledges and agrees that in exercising any rights under or with respect to the Collateral, the Secured Party: (a) Is under no obligation to marshal any Collateral; (b) May, in its absolute discretion, realize upon the Collateral in any order and in any manner it so elects; and (c) May, in its absolute discretion, apply the proceeds of any or all of the Collateral to the Secured Obligations in any order and in any manner it so elects.  The Pledgor and the Secured Party waive any right to require the marshaling of any of the Collateral.

                24.           Waiver of Jury Trial.            THE PLEDGOR AND THE SECURED PARTY HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS.  THE PLEDGOR AND THE SECURED PARTY REPRESENTS THAT EACH HAS REVIEWED THIS WAIVER AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

[signature page follows]

                IN WITNESS WHEREOF, the Pledgor and the Secured Party have caused this Agreement to be duly executed and delivered by themselves as of the date first written above.

By:	/s/ Terry Kiefer

TERRY KIEFER

By:	/s/ John Fife

JOHN FIFE

Schedule 1 — Pledged Shares

Pledged Shares: 17,000,000 shares of common stock of National Storm Management, Inc.

Name of Issuer: National Storm Management, Inc.

Jurisdiction of Organization: Nevada

Type of Interest: Shares of common stock

Number of Shares/Units (if applicable): see above

Certificate Numbers: 322, 323, 324, 325, 326, 327, 328, 329, 330, 331, 332, 333, 334, 335, 336, 337, & 338

Date of Issuance: February 24, 2005

Percentage of Outstanding Interests in Issuer: approximately 55%

Date of certificates: July 18, 2006

Schedule 2 - Pledgor Information

For Pledgor That Is a Registered Organization

Jurisdiction of Organization:

Type of Organization:

Organizational ID Number (if any):

For Pledgor That Is An Individual: Terry Kiefer

Address of Principal Residence: See Notice section

For Pledgor That Is Neither a Registered Organization nor an Individual:

Type of Organization: